As filed with the Securities and Exchange Commission on February 28, 2000
                                                       Registration No. 33-35851
                                                               File No. 811-6138
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

            Pre-Effective Amendment No.
                                                          ----
            Post-Effective Amendment No.                   12        [X]
                                                          ----

                                       and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 14                       [X]
                                           ----

                                THE BAUPOST FUND
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. Box 381288
                                 ---------------
                                44 Brattle Street
                                -----------------
                               Cambridge, MA 02238
                               -------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (617) 497-6680
                                                 ---------------

It is proposed that this filing will become effective (check appropriate box):

    X       immediately upon filing pursuant to paragraph (b).
----------
            on (date) pursuant to paragraph (b).
----------
            60 days after filing pursuant to paragraph (a)(1).
----------
            on (date) pursuant to paragraph (a)(1).
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            75 days after filing pursuant to paragraph (a)(2).
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            on (date) pursuant to paragraph (a)(2) of Rule 485.
----------

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Name and Address of Agent for Service:

                                   Copies to:
                                   ----------

         Seth A. Klarman                             Robert R. Leveille, Esq.
         The Baupost Group, L.L.C.                   Ropes & Gray
         44 Brattle Street                           One International Place
         Cambridge, MA  02238                        Boston, MA  02110-2624

         The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2.

THE

BAUPOST

FUND

--------------------------------------------------------------------------------

PROSPECTUS

February 28, 2000


The Baupost Fund (the "Fund") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act."). The Fund was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990. The Fund is managed by The Baupost Group, L.L.C. ("Baupost" or the "Adviser").




                                                    The Securities and Exchange
                                                    Commission has not approved
                                                    or disapproved these
                                                    securities or determined
                                                    whether this prospectus is
                                                    truthful or complete. Any
                                                    representation to the
                                                    contrary is a criminal
                                                    offense.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
THE FUND.......................................................................2
   Investment Goal.............................................................2
   Principal Investment Strategies.............................................2
   Principal Risks.............................................................2
   Performance Information.....................................................3
   Expense Information.........................................................4
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS..............................................................5
   Investment Objectives.......................................................5
   Principal Strategies and Their Related Risks................................5
   Limiting Investment Risk....................................................8
MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE................................9
   Management of the Fund......................................................9
   Administrator...............................................................9
SHAREHOLDER INFORMATION.......................................................10
   Pricing of Fund Shares.....................................................10
   Purchase of Fund Shares....................................................10
   Redemption of Fund Shares..................................................11
   Additional Policies........................................................11
   Distribution Arrangements..................................................12
   Tax Consequences...........................................................12
   Shareholder Inquiries......................................................12
FINANCIAL HIGHLIGHTS..........................................................13
APPENDIX A -- DESCRIPTION OF DEBT RATINGS.....................................14

                                    THE FUND


INVESTMENT GOAL

         The Fund seeks capital appreciation. Income is a secondary goal.

PRINCIPAL INVESTMENT STRATEGIES

         The Fund invests in U.S. and foreign securities, including common stocks, preferred stocks and debt securities. In selecting investments, the Fund often invests in companies that appear to be available at less than their intrinsic value. The Adviser generally focuses on the quality and price of individual companies, not on industry or market-timing strategies. The Adviser considers many factors, including the relationship of the market value of investments to book value, estimated asset value, ongoing business value, cash flow and earnings. However, the Adviser has no general criteria as to asset size, earnings or industry which would make an investment unsuitable. The Fund may from time to time invest a relatively large portion of its assets in cash or money market instruments when, in the opinion of the Adviser, investment and market conditions warrant such investments. It is impossible to predict when the Fund will be fully invested or when it will hold large cash positions. The Fund may be fully invested even during volatile market conditions.

PRINCIPAL RISKS

         The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

              o VALUE STYLE RISK: The risk that the market may continue indefinitely to undervalue the investments in the Fund's portfolio or that the investments may fail to appreciate as anticipated by the Adviser. Many factors can adversely affect a stock's performance. This risk may be greater for small and medium-sized companies, which could be more vulnerable to adverse developments and are less liquid to trade.

                  The Fund frequently invests in securities, industries and asset classes that are out of favor or ignored by other investors. Investors in the Fund incur the risk that such a contrarian strategy may not work; to the extent that adverse economic and investment trends continue for a long time, the Fund could experience a protracted period of underperformance. In addition, the Fund's performance may be impaired if the Fund experiences an abnormal amount of redemptions because the Fund's value investment approach is considered out of favor.

              o MARKET RISK: The risk that movements in the securities markets will adversely affect the price of the Fund's investments, regardless of how well the companies in the Fund's portfolio perform.

              o FOREIGN SECURITIES RISK: The risks of investing outside the United States, such as currency fluctuations, economic or financial instability or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets (which the Fund may do without limitation).

              o HEDGING RISK: The risk that certain investment techniques designed to protect the Fund's investments fail to do so or instead adversely impact the Fund's performance.

              o DEBT SECURITIES RISK: The risk that the Fund's investments in debt securities may be adversely affected by changes in interest rates or the financial condition of the issuers.

         Like other mutual funds, the Fund's performance depends on the skill and judgment of the Adviser, and you could lose money on your investment in the Fund. The Fund may not achieve its goals, and is not intended as a complete investment program.

         The Fund is a "non-diversified" fund, meaning that, when compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular investment. Should the Fund concentrate in a smaller number of securities, the Fund's risk would be potentially increased because the effect of each investment on the Fund's performance would be magnified. This would help the Fund's performance when its investments are successful but hurt the Fund's performance when its investments are unsuccessful. If one of the securities in which the Fund has invested a large portion of its assets goes down in value, it could have a significant adverse effect on the Fund. Because of these and other risks, the Fund should only be purchased by investors with long-term investment horizons who can bear short-term fluctuations in their investment.

PERFORMANCE INFORMATION

         The following information provides some indication of the Fund's risks. The bar chart shows year-to-year changes in the performance of the Fund. The table following the chart compares the Fund's performance to two broad measures of market performance. The Fund's past performance is not an indication of future performance.


                                   [BAR GRAPH]


         During the period covered by the bar chart, the highest return for a quarter was 11.63% (quarter ending 6/28/96) and the lowest return for a quarter was -18.47% (quarter ending 9/30/98).

                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDING 12/31/99)
================================================================================
                                                                  SINCE
                  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  INCEPTION (12/14/90)
                  -----------  ------------  -------------  --------------------
The Baupost Fund      5.53%        9.52%           N/A              12.21%

S&P 500 Index        21.04%       28.56%           N/A              20.92%

Russell 2000 Index   21.26%       16.69%           N/A              17.96%
================================================================================

         The Fund does not have a sales load or other charges paid by all shareholders that affect its calculation of average annual total return. During the periods reported above, a fee waiver arrangement was in place which had the effect of lowering the Fund's management fee in some years and therefore enhanced the total return of the Fund. The Fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The Fund's performance is also compared to the Russell 2000 Index, which is composed of the 2,000 smallest companies in the Russell 3000 Index, which, in turn, is composed of the 3,000 largest U.S. companies ranked by total market capitalization.

EXPENSE INFORMATION

         The following table summarizes the Fund's expenses based on its most recent fiscal year. The purpose of this table is to assist you in understanding the various costs and expenses of the Fund that are borne by shareholders of the Fund.


                         ANNUAL FUND OPERATING EXPENSES
                  (expenses that are deducted from fund assets,
                     as a percentage of average net assets)

--------------------------------------------------------------------------------

      Management Fee                                                     1.00%1

      Other Expenses                                                     1.00%
         Investment-related expenses                 .51%
         Administrative services fee                 .25%
         All other expenses                          .24%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                               2.00%


1   The Management Fee and Total Annual Fund Operating Expenses shown above do not reflect the effects of a fee waiver arrangement between the Fund and the Adviser. This arrangement may be terminated at any time at the option of the Fund, subject to the terms of the Fund's Management Contract with the Adviser. See "Management, Organization and Capital Structure" below.

EXAMPLE OF EXPENSES

THE EXAMPLE BELOW IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The Example assumes that:

o You invest $10,000 in the Fund for the periods shown and redeem your shares at the end of those periods;
o Your investment has a 5% return each year and dividends and other distributions are reinvested; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year              3 Years               5 Years           10 Years
         ------              -------               -------           --------
          $203                $627                 $1,078             $2,327


See "Management, Organization and Capital Structure" for more information about operating expenses.

    INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

INVESTMENT OBJECTIVES

        The principal investment objective of the Fund is capital appreciation. Income is a secondary objective. These objectives are not fundamental and the Trustees of the Fund may change them without shareholder approval. The Fund is not intended to be a complete investment program, and there is no assurance the Fund will achieve its objectives.


PRINCIPAL STRATEGIES AND THEIR RELATED RISKS

        BASIC INVESTMENT STRATEGY. The Fund pursues its investment objectives primarily through investments in common stocks, preferred stocks, debt securities (such as bonds, debentures, notes, bank debt and claims) and participations therein, derivative instruments (such as put or call options or swaps) and other securities. These securities are analyzed and researched by the Adviser, taking into account, among other factors, the relationship of the market value of the securities to book value, estimated asset value, ongoing business value, cash flow, and earnings to determine if they are available at prices less than their intrinsic value. These factors are not applied formulaically, as the Adviser examines each security separately; the Adviser has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Fund.

        The Fund may invest in common stocks, preferred stocks and debt securities, whether domestic or foreign, and cash in such proportions as the Adviser deems advisable. The preferred stocks and debt securities may be convertible. The Fund may invest up to 25% of its total assets in any one industry. The achievement of the Fund's investment objectives will depend upon the Adviser's analytical and portfolio management skills. In light of the types of securities in which the Fund may invest, the Fund is not an appropriate investment for investors seeking short-term profits.

        The Fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, the Fund may seek to influence or control management by investing in a potential takeover, leveraged buyout or reorganization or by investing in other entities that were organized in order to purchase securities for the purpose of influencing or controlling management, if the Adviser believes that the possible increase in the value of its investment will outweigh the risks and costs associated with the action. The Fund may also discuss informally with management different operating strategies, propose shareholder resolutions, engage in a proxy contest or serve as part of a creditors' committee established in connection with a company's insolvency. Neither the Fund nor the Adviser has any experience in managing the types of companies in which the Fund will likely invest.

        The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position may be that the Fund does not achieve its investment objectives. Although the Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile markets.

        FOREIGN INVESTMENTS. The Fund may invest without limit in foreign securities, including securities issued by foreign governments. Securities of foreign issuers, particularly non-governmental issuers, involve risks which are not ordinarily associated with investing in domestic issuers. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets will be affected favorably or unfavorably by currency exchange rates and exchange control regulations (which may include suspension of the ability to transfer currency from a given country and repatriation of investments) to the extent it invests in foreign securities. Exchange rates with respect to certain currencies may be particularly volatile. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards (which are generally not comparable to U.S. standards), the possibility of expropriation, nationalization and confiscatory or heavy taxation, the impact of political, social or diplomatic developments, default in foreign government securities, limitations on the removal of funds or other assets of the Fund, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is being earned. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined or, if the Fund entered into a contract to sell the security, could result in possible claims against the Fund. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign brokerage commissions and other transaction costs and custodian fees are generally higher than in the United States. The Adviser may engage in foreign currency exchange transactions in connection with the purchase and sale of foreign securities and to protect the value of specific portfolio positions, although appropriate hedging transactions may not always be available or, even if such transactions are available, the Adviser may choose not to hedge the Fund's foreign currency exposure. See the Statement of Additional Information for a more detailed description. Special tax considerations also apply to investments in foreign securities. See "Tax Consequences."

        Some countries in which the Fund may invest may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries.

        There are substantial risks involved in investing in securities issued by issuers located in underdeveloped or developing countries, which are sometimes referred to as "emerging markets." These risks are in addition to the usual risks inherent in foreign investments described above. Because of such matters as greater risks of adverse political developments, the lack of effective legal structures and difficulties effecting securities transfers and settlements, the Fund risks the loss of its entire investment when investing in securities issued by issuers located in certain foreign countries. The Fund may invest without limit in emerging markets.

        SMALLER COMPANIES. The Fund can invest in small- and medium-sized companies, including companies with market capitalizations of less than $500 million. Some of these companies may be "micro cap" companies with market capitalization of under $100 million. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

        DERIVATIVES. The Fund may engage in a variety of transactions using derivatives such as futures, options, warrants, forwards and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). The Fund may use derivatives both for hedging and non-hedging purposes.

        Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and the Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

        Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Fund.

        REORGANIZATION TRANSACTIONS. The Fund may invest without limit in the securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers (collectively, "Reorganization Transactions"). Because the expected gain on an individual investment in a company involved in a Reorganization Transaction is normally smaller than the possible loss if the transaction is unexpectedly terminated, Fund assets will not be invested unless the proposed transaction appears to the Adviser to have a substantial probability of success. The expected completion of each transaction is also extremely important since the length of time that the Fund's assets may be invested in securities of a company involved in a Reorganization Transaction will affect the rate of return realized by the Fund. The Adviser may invest the Fund's assets in both negotiated, or "friendly," reorganizations and non-negotiated, or "hostile," takeover attempts. There can be no assurance that any Reorganization Transaction proposed at the time the Fund makes its investment will be consummated or will be consummated on the terms and within the time period contemplated.

        FREQUENT TRADING. The Fund may buy and sell investments without regard to the amount of time it has been held by the Fund, which involves higher brokerage commissions and other expenses and may increase the amount of taxes payable by shareholders. See "Tax Consequences."

        DEBT SECURITIES. The Fund may invest without limit in debt securities, including obligations of the U.S. Treasury. The values of debt securities generally fluctuate inversely with changes in interest rates. The Fund has established no rating criteria for debt securities in which it may invest, although securities ratings will be a factor in the Adviser's decision to purchase debt securities. Other factors that may influence the Adviser's decision include the financial position and credit history of the issuer, the yield, maturity and liquidity of the particular debt security, and the Adviser's forecasts of interest rate and market movements. The debt securities purchased by the Fund may have remaining maturities in excess of 20 years. Some debt securities in which the Fund may invest may be secured by assets of the debtor. In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage such assets, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. Neither the Fund nor the Adviser has any experience in managing such assets. The Fund's intention to qualify as a "regulated investment company" for federal income tax purposes may limit the extent to which the Fund may exercise its rights by taking possession of such assets. For a discussion of the risks associated with the Fund's investments in lower-rated debt securities, see "Lower-Rated Securities."

        The Fund may purchase indebtedness and participations therein of financially troubled companies, which include companies that are in default under agreements representing indebtedness, companies that have experienced a material adverse change in their business or operations, or companies that are insolvent. The Fund may invest without limit in such indebtedness and may invest in senior and subordinated indebtedness. Like the purchase of other debt securities, the purchase of indebtedness of such companies always involves a risk as to the creditworthiness of the issuer and the possibility that the entire investment may be lost, although these risks are heightened when the Fund invests in troubled companies. While there are established markets for some of this indebtedness, certain indebtedness will be illiquid or less liquid than more heavily traded securities. The Fund will not invest more than 15% of its net assets in illiquid securities.

        The Fund's ability to receive payments of principal and interest in connection with participations held by it will depend primarily on the financial condition of the borrowers, although the Fund may in some cases be required to rely upon the lending institution from which it purchased the participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. The Fund may have limited rights to enforce the terms of the underlying loan and the liquidity of loan participations may be limited.

        The Fund may also purchase claims against companies, including insolvent companies. These claims are typically unsecured and generally represent money due a supplier of goods or services to such company. Such claims are subject to certain risks, such as the risk that the Fund may not be paid by the debtor on a timely basis, if at all, or, if the Fund does receive payment, it may be in an amount less than the value which the Adviser had placed on the claim.

        LOWER-RATED SECURITIES. Debt securities in which the Fund invests may or may not be rated by rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated below investment grade (below Baa if rated by Moody's and below BBB if rated by S&P) normally provide a yield or yield to maturity that is significantly higher than that of investment grade issues, but are predominately speculative with respect to capacity to pay interest and repay principal. The lower-rated categories include debt securities that are in default and debt securities of issuers who are insolvent. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

        The values of lower-rated securities (including unrated securities of comparable quality) fluctuate more than those of higher-rated securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of principal and income. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In addition, the market price of lower-rated securities is likely to be more volatile because: (i) an economic downturn or increased interest rates may have a significant effect on the yield, price and potential for default; (ii) the market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in disposing of the securities or in valuing them for purposes of determining the Fund's net asset value; and (iii) past legislation has limited (and future legislation may further limit) investment by certain institutions in lower-rated securities or the tax deductibility of the interest by the issuer, which may adversely affect the value of such securities. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives. Because the Fund may invest without limit in such lower-rated securities, the Fund's achievement of its investment objectives is more heavily dependent on the Adviser's credit analysis. For a more complete description of the ratings of debt securities, see "Appendix A -- Description of Debt Ratings."

        At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Although the Adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

        Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

        The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds do not pay interest for their entire lives and are issued at a discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Such investments may experience greater fluctuation in market value in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments, but may also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Accordingly, such bonds involve greater credit risk than bonds paying interest in cash currently. Even though such bonds may not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

        The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent the Fund invests in lower-rated tax-exempt securities, the achievement of the Fund's goals is more dependent on the Adviser's investment analysis than would be the case if the Fund were investing in higher-rated securities.

        OTHER INVESTMENTS. In addition to the main investment strategies described above, the Fund may also make other types of investments, such as repurchase agreements, short sales and securities loans, and therefore may be subject to other risks.

LIMITING INVESTMENT RISK

        Specific investment restrictions help the Fund attempt to limit investment risks for its shareholders. See the Statement of Additional Information. Except for investment restrictions designated as fundamental in the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval.

                 MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE


MANAGEMENT OF THE FUND

        The Fund is advised and managed by Baupost, a Massachusetts limited liability company with a place of business at 44 Brattle Street, Cambridge, MA 02238. Seth A. Klarman, President of Baupost and of the Fund, owns in excess of 50% of the ownership interest of Baupost. SAK Corporation, a Massachusetts corporation with the principal function of managing and overseeing Baupost, is wholly owned by Mr. Klarman. SAK Corporation is the sole manager of Baupost, and as such, has sole decision-making authority over the management and operation of Baupost. Mr. Klarman has had primary responsibility for the day-to-day management of the Fund's portfolio since the Fund's inception in January, 1991. Mr. Klarman has been with The Baupost Group, L.L.C. or The Baupost Group, Inc. ("BGI"), its predecessor, since April, 1982. Prior to January 2, 1998, the Fund was advised and managed by BGI. On that date, BGI underwent a corporate restructuring that resulted, among other things, in the transfer of all of its assets and liabilities to Baupost. Upon consummation of that transaction, Baupost succeeded to the business operations previously conducted by BGI.

        Under the Management Contract with the Fund, Baupost, subject to such policies as the Trustees may determine, selects and reviews the Fund's investments and provides office space for the Fund and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with Baupost. In the event that Baupost ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name "Baupost" with respect to the Fund may be withdrawn.

        The Fund pays Baupost a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets. Under the Management Contract, for the purposes of determining the applicable management fee, "average net assets" is determined at regular intervals throughout the year. Baupost has agreed with the Fund to reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including the management fee, the administrative fee described below and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. The aggregate management fee paid to Baupost during fiscal 1999 was 1.00% of the Fund's average net assets.

        From time to time, the Fund may engage in certain investment practices that the Adviser believes to be in the best interests of the Fund and its shareholders which will cause the Fund to incur expenses not subject to the expense limitation. For example, the Fund may invest in equity swap contracts with interest components which will be recorded as swap interest expense, and as such are not subject to the expense limitation. Expenses incurred by the Fund which are not subject to the expense limitation may at times be substantial. This was the case during fiscal 1998 and 1999. In addition, the Fund will pay all expenses incurred in connection with the organization and operation of the Fund.

ADMINISTRATOR

        Baupost acts as the Fund's administrator under an Administrative Services Agreement. Under the agreement with the Fund, Baupost provides, among other things, bookkeeping and certain clerical services to the Fund and will calculate the total net asset value, total net income, and net asset value per share of the Fund. For these services, the Fund pays Baupost a quarterly fee at the annual rate of .25% of the Fund's average net asset value.

                             SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

        The net asset value of a share is determined for the Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) once on each day on which the Exchange is open (other than a day on which no shares of the Fund were tendered for redemption and no order to purchase shares was accepted by the Fund, but at least as frequently as the last business day of each month). The net asset value per share for the Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities (other than certain foreign securities, as described below), options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price, or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration), the Fund will value such short positions as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price. Securities traded in foreign markets are valued at their current market value, which, depending on local custom, may or may not be the last quoted sale price (or the closing bid price). Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

        Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign investments will be determined as of the closing of such exchanges and securities markets. However, events affecting the values of such foreign investments may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value which will not be reflected in the computation of such net asset value. If an event materially affecting the value of such foreign investments occurs during such period, then such investments will be valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

        The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends, and other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

        Because foreign securities (including options and futures contracts with respect to foreign securities and currencies) are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated. The value of foreign securities is converted into U.S. dollars at current currency exchange rates.

PURCHASE OF FUND SHARES

        Shares of the Fund may be purchased in a continuous offering for cash without a sales charge or underwriting commission directly from the Fund once each month on the last day on which the New York Stock Exchange is open for business (a "Purchase Date"). The purchase price of shares of the Fund is the net asset value as of the close of the Exchange on the relevant Purchase Date. The minimum initial purchase of Fund shares is $50,000. The minimum purchase for any subsequent investment is $1,000. The Fund may waive these minimums at its discretion. Investors should call the offices of the Fund before attempting to place an order for Fund shares.

        Before investing in the Fund, shareholders will be required to execute an agreement pursuant to which they will agree not to transfer their shares, except as approved by the Fund. For these purposes, redemptions of Fund shares are not considered transfers, but pledges of Fund shares are.

        Before an order to purchase shares will be accepted, all required forms must be fully completed and received by the Fund no later than the business day preceding the Purchase Date, although the Fund requests that orders be sent so that they are received by the Fund no later than five business days before such Purchase Date. Unless otherwise approved by the Fund, all payments for purchases must be made by wire transfer to an account designated by State Street Bank and Trust Company. The deadline for wire transfers is 10:00 a.m. Eastern time on the Purchase Date. When the consideration is received by the Fund after the deadline, the purchase order may be rejected and may have to be resubmitted to the Fund on the next Purchase Date.

        Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Shareholders will be sent a statement of shares owned subsequent to each transaction.

REDEMPTION OF FUND SHARES

        Shares of the Fund may be redeemed on any day the New York Stock Exchange is open for business. The redemption price is the net asset value per share next determined after receipt by the Fund of the redemption request in "good order." Payment on redemption will be made as promptly as possible and in any event within seven days after the requested date provided that the request is in "good order."

        A redemption request is in "good order" if it includes the exact name in which shares are registered and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. When opening an account with the Fund, shareholders may be required to designate the account(s) to which funds may be transferred upon redemption.

        Shareholders may redeem a specific dollar amount from an account and receive payments on a regular basis. For more information or to sign up for this service, please call (800) 241-6680.

ADDITIONAL POLICIES

o The Fund reserves the right at any time to reject an order to purchase shares or to suspend the offering of shares for a period of time.

o    The Fund reserves the right to change its minimum investment amount.

o Shares of the Fund will generally be redeemed by a distribution in cash; however, the Fund reserves the right to redeem shares by a distribution in kind of securities held by the Fund. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Pricing of Fund Shares." Securities distributed by the Fund in kind will be selected by the Adviser in light of the Fund's investment objectives and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Shareholders who receive a distribution in kind should expect to incur transaction costs when converting such securities to cash.

o The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

o The Fund may, at its option, automatically redeem and close certain shareholder accounts if the value falls below the minimum investment amount (other than as a result of depreciation in share value). Before making this automatic redemption, shareholders will be notified and given 60 days to make additional investments to avoid having shares redeemed.

o For the convenience of shareholders and to reduce Fund expenses, the Fund will try to identify related shareholders in a household and send only one copy of the Fund's prospectus and financial reports. Shareholders may obtain additional copies by calling (800) 241-6680.

DISTRIBUTION ARRANGEMENTS

        The Fund intends to pay out as dividends substantially all of its ordinary income (which principally consists of any dividends and interest it receives from its investments, less accrued expenses). The Fund also intends to distribute substantially all of its capital gain net income, if any, after giving effect to any available capital loss carryover. The Fund's policy is to declare and pay distributions of its ordinary income annually, generally in December, although it may do so more frequently as determined by the Trustees of the Fund. The Fund's policy is to distribute capital gain net income annually, generally in December, although it may do so more frequently as determined by the Trustees of the Fund and to the extent permitted by applicable regulations.

        All dividends and/or distributions will be paid in shares of the Fund at net asset value unless the shareholder elects to receive cash. Shareholders may make or change this election by indicating their choice on the Shareholder Information Sheet provided when an account is opened or by writing to the Transfer Agent.

TAX CONSEQUENCES

        All Fund distributions will be taxable to shareholders as ordinary income, except that distributions of any long-term capital gains are currently taxable as such (generally at a 20% rate for non-corporate shareholders) regardless of how long a shareholder may have owned shares in the Fund. Distributions will be taxed whether received in cash or in additional shares of the Fund. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). The Fund will provide federal tax information annually, including information about dividends and other distributions paid during the preceding year.

        Under the "backup withholding" rules, the Fund may be required to withhold for the payment of Federal income tax 31% of a non-corporate shareholder's taxable distributions and redemption proceeds if such shareholder fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or if a shareholder has been notified by the Internal Revenue Service that he is otherwise subject to backup withholding. The taxpayer identification number of an individual is his social security number.

        Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

        The foregoing is a general summary of the Federal income tax consequences for shareholders who are U.S. citizens or residents or U.S. corporations. Shareholders should consult their own tax advisors about the federal tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws. See the Statement of Additional Information for more information about taxes.

SHAREHOLDER INQUIRIES

        Shareholders may direct inquiries to the Fund c/o The Baupost Group, L.L.C., 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238.

                      THE BAUPOST FUND FINANCIAL HIGHLIGHTS


        The table below presents selected per share data, total returns, and ratios for the Fund's last five fiscal years for each share of beneficial interest. The information in the table has been audited and reported on by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Fund's Annual Report, which contains additional unaudited performance information, is available upon request as indicated on the back cover of this Prospectus.

                                                                    YEAR ENDED OCTOBER 31
                                              ------------------------------------------------------------------
                                                 1999          1998          1997          1996          1995
                                              ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
Net Asset Value, beginning of period          $    12.18    $    17.09    $    15.38    $    13.47    $    14.33
                                              ----------    ----------    ----------    ----------    ----------
Income/(loss) from investment operations
   Net investment income                            0.14          0.55          0.30          0.41          0.25
   Net realized and unrealized gain/(loss)          0.86         (2.83)         3.47          2.43          0.71
                                              ----------    ----------    ----------    ----------    ----------
Total from investment operations                    1.00         (2.28)         3.77          2.84          0.96
                                              ----------    ----------    ----------    ----------    ----------
Less distributions
   From net investment income                       0.27          0.58          0.40          0.28          0.25
   In excess of net investment income               --            --            --            --            0.08
   From net realized gain                           --            2.05          1.66          0.65          1.49
                                              ----------    ----------    ----------    ----------    ----------
   Total distributions                              0.27          2.63          2.06          0.93          1.82
                                              ----------    ----------    ----------    ----------    ----------
Net Asset Value, end of period                $    12.91    $    12.18    $    17.09    $    15.38    $    13.47
                                              ==========    ==========    ==========    ==========    ==========

Total Return                                        8.29%       (16.30%)       27.04%        22.51%         7.91%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $  123,899    $  134,003    $  152,958    $  108,788    $   89,439
Ratio of net expenses to average net assets         2.00%(a)      2.12%(a)      2.14%(a)      1.50%         1.54%
Ratio of total expenses excluding waiver of
   management fee to average net assets             2.00%(a)      2.19%(a)      2.14%(a)      1.50%         1.54%
Ratio of net investment income to average
   net assets                                       1.08%         2.98%         1.45%         2.27%         1.60%
Ratio of net investment income excluding
   waiver of management fee to average net
   assets                                           1.08%         2.91%         1.45%         2.27%         1.60%
Portfolio turnover rate                              149%          129%          140%          120%          106%

(a) The expense ratios include equity swap contract expense.

                    APPENDIX A -- DESCRIPTION OF DEBT RATINGS


       I.  Moody's Investors Service, Inc.

             Moody's Investors Service, Inc. describes classifications of bonds as follows:

             Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

             A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interests and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

       II.   Standard & Poor's

             Standard & Poor's describes classifications of corporate bonds as follows:

             AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A - Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

       SPECULATIVE GRADE

             Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

             B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

             CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

             CC - The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

             C - The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

             D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) Or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       FOR MORE INFORMATION ABOUT
       THE BAUPOST FUND

       For investors who want more information about the Fund, the following documents are available free upon request:

       ANNUAL/SEMI-ANNUAL REPORTS

             Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)

             The SAI provides more detailed information about the Fund.

             The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of the annual/semi-annual reports, the SAI, request other information about the Fund, or make shareholder inquiries by contacting the Fund at:

                      THE BAUPOST FUND
                      44 BRATTLE STREET, 5TH FLOOR
                      P.O. BOX 381288
                      CAMBRIDGE, MA 02238
                      1-800-241-6680

             You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Edgar Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Fund's file number.










       INVESTMENT COMPANY ACT FILE NO. 811-6138

THE

BAUPOST

FUND

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2000


         This Statement of Additional Information (the "Statement") of The Baupost Fund (the "Fund") contains information which may be useful to investors but which is not included in the Prospectus of The Baupost Fund (the "Prospectus"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus dated February 28, 2000. The Statement should be read together with the Prospectus and the Fund's Annual Report from 1999 (the "Annual Report"). The Fund's audited financial statements for the fiscal year ended October 31, 1999 included in the Annual Report are hereby incorporated into this Statement by reference. The Statement contains information incorporated by reference from the Annual Report which was previously distributed in a shareholder distribution. Copies of the Prospectus and the Annual Report can be obtained without charge by calling the Fund at 1-800-241-6680 or by writing to the Fund, 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238.


                                TABLE OF CONTENTS
                                                                            PAGE

FUND DESCRIPTION AND HISTORY..............................................  B-1

FUND POLICIES AND INVESTMENT RESTRICTIONS.................................  B-2

THE FUND'S INVESTMENTS AND RISKS..........................................  B-4

MANAGEMENT OF THE FUND....................................................  B-16

INVESTMENT ADVISORY AND OTHER SERVICES....................................  B-19

BROKERAGE ALLOCATION AND OTHER PRACTICES..................................  B-20

PURCHASE, REDEMPTION AND PRICING OF SHARES................................  B-21

TAXATION OF FUND..........................................................  B-23

PERFORMANCE DATA..........................................................  B-24

EXPERTS...................................................................  B-25

REPORT OF INDEPENDENT AUDITORS............................................  B-25

                          FUND DESCRIPTION AND HISTORY

         The Baupost Fund (the "Fund") was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990. The Fund is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest which presently constitute a single series, the Fund. Each share of the Fund represents an equal proportionate interest with each other share. The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into two or more classes of shares, with such preferences and other rights and privileges as the Trustees may designate. The Fund's shares are not currently divided into classes. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Fund or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         Fund shares are entitled to dividends as declared by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Fund shares are entitled to vote at any meetings of shareholders. Although the Fund is not required to hold annual meetings of shareholders, shareholders have the right to call a meeting to remove Trustees.

         The Declaration of Trust provides for the perpetual existence of the Fund. The Fund may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. The Declaration of Trust further provides that the Trustees may also terminate the Fund upon written notice to the shareholders.


                    FUND POLICIES AND INVESTMENT RESTRICTIONS

         The Fund is guided by the following policies and fundamental investment restrictions, which may not be changed without a vote of a majority of its outstanding voting securities. The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Fundamental investment restrictions (1) - (4) below describe investment policies in which the Fund may, to the extent permitted, currently engage; fundamental investment restrictions (5) - (7) describe investment policies in which the Fund may not engage. The Fund may:

         (1) Borrow money to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

         (2) Purchase or sell real estate to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders or the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

         (3) Purchase or sell commodities, commodities contracts, futures contracts or options to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

         (4) Make loans to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

The Fund may not and will not:

         (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (6) Invest 25% or more of the value of its total assets in any one industry. (U.S. Government Securities, including securities issued by agencies or instrumentalities of the U.S. Government, and securities backed by the credit of a U.S. governmental entity will not be considered to represent an industry.)

         (7) Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur consistent with restriction 1 above.

It is contrary to the Fund's present policy, which may be changed by the Trustees without shareholder approval, to:

         (1)  Invest more than 15% of its net assets in illiquid securities.

         (2) Purchase securities on margin, except that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options.

         (3) Invest more than 5% (taken at the lower of cost or market value) of its net assets in warrants (provided that of this 5%, no more than 2% may be warrants not listed on the New York Stock Exchange or the American Stock Exchange). For purposes of this restriction, warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase are deemed to be without value.

         (4) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

         (5) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) in connection with borrowings permitted by the Fund's investment restrictions.

         With respect to fundamental investment restriction 1 concerning borrowing, a registered investment company like the Fund may borrow up to 33 1/3% of its total assets under the 1940 Act. With respect to fundamental investment restrictions 2 and 3, the 1940 Act provides no limits on the applicable investment activities. With respect to fundamental investment restriction 4 concerning making loans, the 1940 Act permits a fund to make loans if expressly permitted by a fund's investment policies, but never to persons who control or are under common control with that fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present.

         For the purposes of fundamental investment restriction 6 concerning investments in any one industry, the Fund will consider all relevant factors in determining who is the issuer of a loan participation. These factors will include the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of any person interpositioned between the Fund and the borrower was deemed material to the decision to purchase the participation interest, the interest rate environment, and general economic conditions applicable to the borrower and such interpositioned person.

         For the purposes of certain diversification criteria imposed by federal tax laws, the Fund will consider the borrower to be the issuer of a loan participation. In addition, with respect to loan participations under which the Fund does not have privity of contract with the borrower or would not have a direct cause of action against the borrower in the event of its failure to pay scheduled principal or interest, the Fund will also consider each person interpositioned between the Fund and the borrower to be an issuer of a loan participation.

         Except as otherwise noted, all percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


                        THE FUND'S INVESTMENTS AND RISKS

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

         The Fund may from time to time engage in the investment practices described below. In addition, the Fund may buy and sell (i.e., write) call and put options on individual securities or on securities indices, buy and sell futures contracts and related options, engage in spread and straddle transactions, and engage in foreign currency exchange transactions (including buying and selling options on foreign currencies and engaging in foreign currency futures transactions and options thereon). Some of the options which the Fund may purchase or sell may be traded over-the-counter. Each of these practices involves certain special risks. For information on options and futures transactions and foreign currency exchange transactions, including limitations designed to reduce the risks associated with these practices, see "Options, Future, Foreign Currency and Exchange Transactions". Because of the investment leverage involved in options and futures transactions, the Fund's obligations under its options and futures transactions could require the Fund to deliver or take delivery of investments with a value equal to or greater than the entire amount of its assets.

         SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the other party to the transaction. Short sales involve certain expenses and entail risks. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The net proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. ALTHOUGH THE FUND'S GAIN IS LIMITED TO THE PRICE AT WHICH IT SOLD THE SECURITY SHORT, ITS POTENTIAL LOSS IS UNLIMITED IF THE FUND DOES NOT OWN THE SECURITY.

         The staff of the Securities and Exchange Commission is of the opinion that a short sale involves the creation of a senior security and is, therefore, subject to the limitations of Section 18 of the 1940 Act. The staff has taken the position that in order to comply with the provisions of Section 18, the Fund must put in a segregated account (not with the broker) an amount of cash or securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short, and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. It is currently expected that no more than 25% of the Fund's net assets will be used as collateral or deposited in a segregated account in connection with short sales.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements on up to 25% of its total assets with banks or securities dealers in order to earn income. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it to such bank or dealer at an agreed-upon time and price, thereby determining the yield during the Fund's holding period. The Fund will normally limit its investments in repurchase agreements to those agreements maturing in seven days or less. Repurchase agreements maturing in more than seven days, together with any other illiquid assets of the Fund, will not at the time of making such investment exceed 15% of the value of the Fund's total net assets. The securities underlying repurchase agreements will be limited to securities in which the Fund could invest directly pursuant to the Fund's investment policies. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund to the bank or dealer involved, with the underlying securities constituting collateral for the loans. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller's estate. The Fund's investments in repurchase agreements will be limited to transactions with financial institutions which are determined by the Adviser to present minimal credit risks. The Adviser will monitor the creditworthiness of such financial institutions.

         LOANS OF SECURITIES. The Fund may lend its portfolio securities, provided that cash or other collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Fund. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. In addition, the voting rights with respect to loaned securities may pass with the lending of the securities; however, the Fund will be entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Fund or the Adviser believes it is necessary to vote. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that the Fund will have on loan at any given time securities totaling more than one-third of its net assets. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.

         FORWARD COMMITMENTS. The Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Fund does so, it will maintain cash or securities in a segregated account having a value at all times sufficient to meet the purchase price or will enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize gains or losses upon the sale of forward commitments. The Adviser will monitor the creditworthiness of the parties to such forward commitments. The Fund will not invest more than 25% of its total assets in forward commitments.

         WARRANTS. The Fund may from time to time purchase warrants. Warrants represent the right to purchase securities of an issuer at a specific price for a specific period of time. They do not represent ownership of such securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

         REAL ESTATE AND RELATED SECURITIES. The Fund may invest in real estate and real estate-related securities. Real estate-related securities include securities that are backed by, represent interests in or are secured by real estate, as well as securities issued by companies or limited partnerships that invest in real estate or interests in real estate. Investments in these securities entail certain risks due to a variety of factors, including uncertainties surrounding the underlying real estate ventures. Factors affecting the performance of real estate ventures may include satisfactory completion of construction, excess supply of real estate in certain markets, prudent management of insurance risks, sufficient level of occupancy, adequacy of financing available in capital markets, competent management, adequate rent to cover operating expenses, local and regional markets for competing assets, changes in applicable laws and governmental regulations (including taxes), and social and economic trends.

         The Fund may purchase and sell real estate in order to protect its investment in such securities. Certain real estate-related securities in which the Fund may invest may not be readily marketable; real estate is not readily marketable. Investments in real estate and in real estate-related securities that are not readily marketable entail additional risks, such as difficulty in pricing the real estate or security for purposes of determining the Fund's net asset value and the possibility that the Fund would be unable to sell the real estate or security at a price approximating its market value when it decides to sell the real estate or security. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its status as a regulated investment company. See "Tax Consequences."

         NEW INVESTMENT PRODUCTS. New types of hedging instruments and derivative instruments (including instruments used for nonhedging purposes) are developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that Baupost believes may assist the Fund in achieving its investment objectives. Such investments may involve risks which exceed those involved in the activities described above.

         SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into swaps, caps, floors and collars on various securities, securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, for both hedging and non-hedging purposes.

         Swaps typically involve an exchange of obligations by two parties. For example, interest rate swaps involve the exchange of respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. In an equity swap, the counterpart generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the underlying stock or stocks plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterpart a floating rate of interest (typically based on the London Inter Bank Offered
Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock or stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the underlying stocks less the interest paid by the Fund on the notional amount less premium paid, if any. The Fund may also from time to time enter into the opposite side of equity swap contacts, which are known as "reverse equity swaps."

         Caps, floors and collars are variations on swaps. The purchase of a cap entitles the purchaser to receive payments from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Caps, floors and collars are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

         Payments under a swap contract may be made at the conclusion of the contract or periodically during its term. If there is a default by the counterpart to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap contract counter parties will be able to meet their obligations pursuant to swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swap contracts. To address this risk, the Fund will usually enter into swap contracts on a net basis, which means that the two payment streams (one from the Fund to the counterpart, one to the Fund from the counterpart) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

         In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for the Fund to close out its obligations under the swap contract. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterpart to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contact, however, the Fund could be subject to continued adverse developments, even after the Adviser has determined that it would be prudent to close out or offset the first swap contract.

         The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Because certain foreign markets may be closed for all practical purposes to U.S. investors such as the Fund, the Fund may invest indirectly in such markets through swap transactions and would therefore be subject to the risks described above with respect to investments in foreign securities as well as being subject to the risk of relying upon the counterpart of the swap contract to fulfill its obligations.

         INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to currencies, foreign or domestic securities, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). The increase or decrease in the value of the indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Indexed Securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may, for the reasons described above, be more volatile than the underlying instrument itself. Because certain foreign markets may be closed for all practical purposes to U.S. investors such as the Fund, the Fund may invest indirectly in such markets through the purchase of indexed securities and would therefore be subject to the risks described above with respect to investments in foreign securities as well as being subject to the risk of relying upon the issuer of the indexed security to fulfill its obligations under the terms of the security.

         CASH AND SHORT-TERM OBLIGATIONS. Depending upon market conditions, part or all of the Fund's assets may be invested in cash (including foreign currencies) or high quality cash equivalent short-term obligations and unrated cash equivalent short-term obligations that the Adviser determines as comparable in quality to that of such rated obligations including, but not limited to, commercial paper, notes, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the U.S. or foreign governments, their agencies and instrumentalities. It is impossible to predict when, for how long, or to what extent the Fund will invest its assets in cash and cash equivalent short-term obligations.

         OTHER INVESTMENT COMPANIES. From time to time and subject to applicable law, certain of the Fund's investments may include investments in other investment companies, including investment companies not registered under the Investment Company Act of 1940. When the Fund invests in other investment companies, shareholders may in effect pay multiple levels of fees (i.e., the Fund's fees and the fees of the other investment companies).

OPTIONS, FUTURES, FOREIGN CURRENCY AND EXCHANGE TRANSACTIONS

         Subject to applicable law, and unless otherwise specified in the prospectus or this Statement of Additional Information, the Fund may engage without limit in options and futures transactions and certain foreign currency exchange transactions for hedging and non-hedging purposes. These investment practices may be used to attempt to reduce fluctuations in the Fund's net asset value or for other purposes permitted by applicable law. There can be no assurance that such practices will be successful. Expenses and losses resulting from these activities will reduce the Fund's current income and net asset value.

         In connection with transactions in futures contracts and related options written by the Fund, the Fund will be required to deposit with its custodian or broker as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the values of the futures contracts or options. Because of the investment leverage involved in these transactions, the Fund's obligations under its futures contracts or options could require the Fund to deliver or take delivery of investments with a value equal to or greater than the entire amount of its assets.

         WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities when, in the opinion of the Adviser, such transactions are consistent with the Fund's investment objectives and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price. The aggregate value of the securities underlying put options written by the Fund may not exceed 50% of the Fund's total assets.

         The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or will segregate cash or securities equal to the value of the securities to be delivered if the option were exercised. In the case of put options, the Fund will segregate cash or securities equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. For more information about cover and segregation requirements, see "Regulatory Requirements" below. The Fund may write combinations of covered puts and calls on the same underlying security. See "Spread and Straddle Transactions" below.

         The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund, to the extent it owns the underlying security, limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         The Fund may terminate an option that it has written prior to the expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         In connection with certain options that the Fund may write, the Fund may be required to deposit cash or securities as "margin," or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS. The Fund may purchase put options for any purpose, including to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. There is no limit on the amount of the Fund's assets that can be used to purchase put options.

         PURCHASING CALL OPTIONS. The Fund may purchase call options for any purpose, including to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. There is no limit on the amount of the Fund's assets that can be used to purchase call options.

         SPREAD AND STRADDLE TRANSACTIONS. In addition to the strategies described above, the Fund may engage in "spread" transactions in which it purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. The Fund may also engage in so-called "straddles," in which it purchases or sells combinations of put and call options on the same security. When it engages in spread and straddle transactions, the Fund seeks to profit from differentials in the option premiums paid and received by it and in the market prices of the related options positions when they are closed out or sold. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to purchase or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to purchase or sell a single option.

RISK FACTORS IN OPTIONS TRANSACTIONS

         The successful use of the Fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

         The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could, under certain circumstances, lose its entire investment.

         Special risks are presented by internationally traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

         A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures contracts purchased by the Fund may also be traded outside of the United States.

         Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

         Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker or directly with a futures commission merchant an amount of cash or securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a futures contract on a security and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

         The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Fund. The Fund may close its position by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         Certain risks arise because of the possibility of imperfect correlation between movements in the prices of futures contracts and options and movements in the prices of the underlying stock index, currency or security or of the securities or currencies that are the subject of the hedge. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities and currency markets. For example, if the Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, the Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. The Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

         Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

         There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for the securities that are the subject of the hedge. For example, if the Fund has hedged against a decline in the values of securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the securities held in its portfolio.

         INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objectives. The Fund may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $500 (250 units x loss of $2).

         There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge.

         Successful use of index futures by the Fund is also subject to the Adviser's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. Due to the possibility of imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

         OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

         As an alternative to purchasing and selling call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

         The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy and sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

         The Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. In addition to the other risks described above, these cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Foreign currency futures contracts share many of the same risks described above with respect to other futures contracts.

         FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Fund will only purchase or write foreign currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be significantly affected, fixed, or supported directly or indirectly by U.S. and foreign governmental actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of the relevant currencies. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of trades of foreign securities or of foreign currency option exercises may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or foreign currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OVER-THE-COUNTER OPTIONS

         Certain options are traded "over-the-counter" ("OTC") rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate option positions in the OTC market will be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. To the extent required by applicable pronouncements by the Staff of the Division of Investment Management of the Securities and Exchange Commission, the Fund may treat OTC options purchased by the Fund and assets held to cover OTC options written by the Fund as illiquid securities.

REGULATORY REQUIREMENTS

         Current regulatory requirements impose limitations on how the Fund may engage in options, futures and forward transactions. To the extent necessary, the Fund will comply with these regulations when engaging in options, futures and forward transactions (including options on securities, securities indices and currencies). In general, these regulations require that the Fund either "cover" its position or place cash or securities in a segregated account in an amount equal to the Fund's obligation. The methods of cover and the types of securities required to be segregated may vary depending on the type of financial instrument and the particular transaction.

PORTFOLIO TURNOVER

         While it is a policy of the Fund generally not to engage in trading for short-term gains, portfolio changes will be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss, if in the Adviser's judgment such transactions are advisable. A change in the securities owned by the Fund is known as "portfolio turnover." For purposes of calculating portfolio turnover, all securities whose maturity or expiration date is one year or less at the time of acquisition are excluded from the calculation. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may result in increased expenses to the Fund as a result of brokerage commissions or dealer markups and other transaction costs and may result in increased tax liability for a shareholder of the Fund. Portfolio turnover rates are shown in the section "The Baupost Fund Financial Highlights."

         The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold only for certain clients of the Adviser even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account's being systematically preferred over any other account.

                             MANAGEMENT OF THE FUND


         The Trustees are responsible for generally overseeing the conduct of the Fund's business. Subject to such policies as the Trustees may determine, Baupost furnishes a continuous investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Baupost also manages the Fund's other affairs and business.


Name and Address*          Positions Held with Fund      Principal Occupation(s) During Past Five Years
----------------           ------------------------      ----------------------------------------------
Seth A. Klarman**          Trustee and President         The Baupost Group, L.L.C.,
                                                         President and Member of Advisory
                                                         Board; The Baupost Group, Inc.,
                                                         President and Director (formerly,
                                                         investment adviser to the Fund);
                                                         SAK Corporation, President
                                                         (managing member of The Baupost
                                                         Group, L.L.C.).

William J. Poorvu**        Trustee, Vice Chairman        The Baupost Group, L.L.C.,
                           and Treasurer                 Chairman of Advisory Board; The
                                                         Baupost Group, Inc., Chairman and
                                                         Director; Massachusetts Financial
                                                         Services Company Group of Funds,
                                                         Trustee/Director (mutual funds);
                                                         CBL Associates Properties, Inc.,
                                                         Director (a public Real Estate
                                                         Investment Trust); Harvard
                                                         University, Graduate School of
                                                         Business Administration, Class of
                                                         1961 Adjunct Professor in
                                                         Entrepreneurship; William J.
                                                         Poorvu, Proprietor (real estate
                                                         investments).

* Unless otherwise indicated, the address of each person listed in the table is P.O. Box 381288, 44 Brattle Street, Cambridge, MA 02238.

** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and The Baupost Group, L.L.C.


Name and Address*          Positions Held with Fund      Principal Occupation(s) During Past Five Years
----------------           ------------------------      ----------------------------------------------
Howard H. Stevenson**      Trustee and Chairman          The Baupost Group, L.L.C., Vice Chairman of
                                                         Advisory Board; The Baupost Group, Inc., Vice
                                                         Chairman, Director and Treasurer; Harvard
                                                         University, Graduate School of Business
                                                         Administration, Professor; Camp, Dresser & McKee,
                                                         Director (engineering consultants); Landmark
                                                         Communications Inc., Director (communications);
                                                         Sheffield Steel Corp., Director (a steel
                                                         manufacturer); African Communications Group,
                                                         Director (a communications group); Terry Hinge &
                                                         Hardware, Director (a manufacturer); Gulf States
                                                         Steel, Director (a steel manufacturer); Bessemer
                                                         Securities  Corporation, Director (investments);
                                                         Westboro Holdings LP, Director and Treasurer
                                                         (investments), Redline Communications, Director,
                                                         Stevenson Family Investment Limited Partnership,
                                                         General Partner. Formerly, Director of Passamaquoddy
                                                         Technologies (a technology firm) and Preco
                                                         Corporation (a paper manufacturer).

Samuel Plimpton**          Trustee                       The Baupost Group, L.L.C., Managing Director;  The
Brattle Advisors, L.P.                                   Baupost Group, Inc., Vice President;  Brattle
44 Brattle Street                                        Advisors, L.P., General Partner (real estate
Cambridge, MA  02138                                     counselors). Formerly, Director, Perry Dean Rogers
                                                         and Partners (an architecture firm).

Robert W. Ackerman         Trustee                       Sheffield Steel Corp., Chairman, Chief Executive
Sheffield Steel Corp.                                    Officer and former President (a steel manufacturer);
220 North Jefferson                                      Gulf States Steel, Director (a steel manufacturer);
Sands Springs, OK  74063                                 Steel Manufacturer's Association, Chairman.

                                                         Formerly, President and Chief Executive Officer,
                                                         Lincoln Pulp & Paper Co., Inc. (a paper
                                                         manufacturer).

David Auerbach             Trustee                       Dana-Farber Cancer Institute, Trustee; Dana-Farber
607 Boylston Street                                      Cancer Institute, Member, Executive Committee;
Boston, MA  02116                                        Jimmy Fund Committee, Dana-Farber Cancer Institute,
                                                         Chairman;  Beth Israel-Deaconess Medical Center,
                                                         Overseer;  Boston Latin School Foundation, Director.

* Unless otherwise indicated, the address of each person listed in the table is P.O. Box 381288, 44 Brattle Street, Cambridge, MA 02238.

** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and The Baupost Group, L.L.C.


Name and Address*          Positions Held with Fund      Principal Occupation(s) During Past Five Years
----------------           ------------------------      ----------------------------------------------

Eileen C. Shapiro          Trustee                       The Hillcrest Group, Inc., President (business
The Hillcrest Group, Inc.                                consultants); Tufts Health Plan, Director (health
20 University Road                                       maintenance organization); MessageClick, Director
Cambridge, MA 02138                                      (internet fax service); Harvard Business School
                                                         Association of Boston, Director (alumni association).

Paul C. Gannon             Vice President                The Baupost Group, L.L.C., Chief Financial and
                                                         Administrative Officer and Managing Director; The
                                                         Baupost Group, Inc., Chief Financial and
                                                         Administrative Officer and Vice President.

Scott A. Stone             Clerk                         The Baupost Group, L.L.C., Director of Compliance,
                                                         Vice President and Clerk;  The Baupost Group,
                                                         Inc., Director of Compliance and
                                                         Assistant Vice President.

* Unless otherwise indicated, the address of each person listed in the table is P.O. Box 381288, 44 Brattle Street, Cambridge, MA 02238.

** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and The Baupost Group, L.L.C.

         Except as noted below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         The Fund pays the Trustees, other than those who are interested persons of The Baupost Group, L.L.C. ("Baupost" or the "Adviser"), an annual fee of $8,000, in addition to a fee of $750 for each meeting attended. During fiscal 1999, the Fund paid Trustees' fees aggregating $33,250, of which $11,250 was paid to Mr. Ackerman, $11,250 was paid to Mr. Auerbach, $3,500 was paid to Mr. Jay Light (a former Trustee of the Fund) and $8,250 was paid to Ms. Eileen Shapiro. The Fund is the only investment company advised by Baupost and has no pension or retirement plan for its Trustees.

PRINCIPAL HOLDERS OF FUND SHARES

         At January 31, 1999, the officers and Trustees of the Fund as a group owned of record or beneficially 14.12% of the outstanding shares of the Fund, and to the knowledge of the Fund, no person owned of record or beneficially 5.0% or more of the shares of the Fund except that William J. Poorvu, 975 Memorial Drive, #710, Cambridge, MA 02138 owned of record and beneficially 0.51% of the shares of the Fund, and as trustee for various trusts beneficially owned 5.67% of the shares of the Fund.

LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification by the Fund of the Trustees and the officers of the Fund against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Declaration of Trust that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         The Fund is advised and managed by Baupost, a Massachusetts limited liability company. Seth A. Klarman, President of Baupost and of the Fund, owns in excess of 50% of the ownership interest of Baupost. SAK Corporation, a Massachusetts corporation with the principal function of managing and overseeing Baupost, is wholly owned by Mr. Klarman. SAK Corporation is the sole manager of Baupost, and as such, has sole decision-making authority over the management and operation of Baupost. Mr. Klarman has had primary responsibility for the day-to-day management of the Fund's portfolio since the Fund's inception in January, 1991. Mr. Klarman has been with The Baupost Group, L.L.C. or The Baupost Group, Inc. ("BGI") since May, 1982. Prior to January 2, 1998, the Fund was advised and managed by BGI. On that date, BGI underwent a corporate restructuring that resulted, among other things, in the transfer of all of its assets and liabilities of BGI to Baupost. Upon consummation of that transaction, Baupost succeeded to the business operations previously conducted by BGI.

MANAGEMENT CONTRACT

         As disclosed in the Prospectus under the heading "Management, Organization and Capital Structure --Management of the Fund," under an investment advisory contract (the "Management Contract") between the Fund and the Adviser, subject to such policies as the Trustees of the Fund may determine, the Adviser will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser also provides office space, and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Adviser. As indicated under "Brokerage Allocation and Other Practices -- Brokerage Transactions" the Fund's portfolio transactions may be placed with broker-dealers that furnish the Adviser, at no cost, certain research, statistical and quotation services of value to the Adviser in advising the Fund or its other clients.

         As disclosed in the Prospectus, the Fund pays the Adviser a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets. The Adviser has agreed to an "expense limitation," whereby the Adviser will reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including the management fee and the administrative fee and certain other expenses but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. From time to time, depending on its investments, expenses incurred by the Fund which are not subject to the expense limitation may be substantial. This was the case during fiscal 1998.

         The Management Contract provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Management Contract will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Adviser or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and may be terminated by either the Fund or the Adviser upon not more than 60 days' but not less than 30 days' notice to the other party.

         Prior to January 2, 1998, under a substantially identical management contract (the "Old Management Contract") with The Baupost Group, Inc. ("BGI"), BGI provided services identical to those described above. For these services, the Fund paid BGI at rates identical to those described above. During its 1997 and 1998 fiscal years, the Fund paid management fees of $1,353,786 and $259,449 to BGI pursuant to the Old Management Contract. During its 1998 and 1999 fiscal years, the Fund paid management fees of $1,422,180 and $1,321,388 to Baupost pursuant to the current Management Contract.

ADMINISTRATIVE ARRANGEMENTS

         Baupost serves as the Fund's administrator under an Administrative Services Agreement (the "Agreement") between the Fund and Baupost dated as of October 31, 1998. Pursuant to the Agreement, Baupost is paid a quarterly fee at the annual rate of .25% of the Fund's average net assets. Under the Agreement, Baupost provides, among other things, bookkeeping and certain clerical services to the Fund and will calculate the total net asset value, total net income, and net asset value per share of the Fund. The Agreement provides that it shall continue indefinitely, but that it may be terminated by either party upon 60 days' notice. The Agreement further provides that Baupost will only be liable to the Fund for loss or damage incurred by the Fund resulting from Baupost's lack of good faith, negligence or willful misconduct and also provides that the Fund will indemnify Baupost against, among other things, loss or damage incurred by Baupost on account of any claim, demand, action or suit arising out of, or in connection with, its duties under the Agreement, provided that Baupost has acted in good faith and without negligence or willful misconduct. During its 1998 and 1999 fiscal years, the Fund paid $420,407 and $330,349 pursuant to Baupost pursuant to the Agreement.

         Prior to October 31, 1997, under a Transfer Agency and Administrative Services Agreement with BGI then in effect, BGI provided, in addition to the services described above, transfer and dividend disbursing agent services. For services under the Transfer Agency and Administrative Services Agreement, BGI was paid a quarterly fee at the annual rate of .25% of the Fund's average net assets. During its 1997 fiscal year, the Fund paid $338,446 to BGI pursuant to the Transfer Agency and Administrative Services Agreement.

TRANSFER AGENCY AND DIVIDEND DISBURSING ARRANGEMENTS

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's Transfer Agent and Dividend Disbursing Agent under a Transfer Agency and Service Agreement between the Fund and State Street dated as of October 31, 1997. Pursuant to the Agreement, State Street receives orders for the purchase and redemption of shares of the Fund, issues such shares to the appropriate shareholder account or pays over such money as is appropriate to the redeeming shareholder and delivers all pertinent documentation relating to these transactions to the Custodian. Additionally, as Dividend Disbursing Agent, State Street prepares and transmits payments for dividends and distributions declared by the Fund. The Agreement provides by its terms that it may be terminated by either party upon 60 days' notice.

CUSTODIAN

         State Street serves as the Fund's custodian pursuant to a Custodian Agreement between the Fund and State Street dated as of October 31, 1997. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund. State Street has also contracted with certain foreign banks and depositories to hold portfolio securities outside of the United States on behalf of the Fund. The contract with State Street provides by its terms that it shall continue indefinitely, but that it may be terminated by either party upon 60 days' notice.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark-up. In placing orders for the portfolio transactions of the Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Adviser may receive such services from brokers who handle the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser may use such research in servicing other clients as well as the Fund.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the Trustees of the Fund may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During its 1997, 1998 and 1999 fiscal years, the Fund paid brokerage commissions aggregating $462,346, $748,261 and $495,474, respectively. The aggregate dollar amount of brokerage commissions in fiscal 1997 differed materially from the previous fiscal year due principally to increased assets under management which led to an increase in the total amount of brokerage commissions paid.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF FUND SHARES

         Shares of the Fund may be purchased in a continuous offering for cash without a sales charge or underwriting commission directly from the Fund once a month on the last day on which the New York Stock Exchange (the "Exchange") is open for business (a "Purchase Date"). The purchase price of shares of the Fund is the net asset value as of the close of the Exchange on the relevant Purchase Date. The minimum initial purchase of Fund shares is $50,000. The minimum purchase for any subsequent investment is $1,000. The Fund may waive these minimums at its discretion. Investors should call the offices of the Fund before attempting to place an order for Fund shares. The Fund reserves the right at any time to reject an order to purchase shares or suspend the offering of shares for a period of time.

         The Fund may, at its option, automatically redeem and close certain shareholder accounts if the value falls below the minimum investment amount (other than as a result of depreciation in share value). Before making this automatic redemption, shareholders will be notified and given 60 days to make additional investments to avoid having shares redeemed.

         Before investing in the Fund, shareholders will be required to execute an agreement pursuant to which they will agree not to transfer their shares, except as approved by the Fund. For these purposes, redemptions of Fund shares are not considered transfers, but pledges of Fund shares are.

         Before an order to purchase shares will be accepted, all required forms must be fully completed and received by the Fund no later than the business day preceding the Purchase Date, although the Fund requests that orders be sent so that they are received by the Fund no later than five business days before such Purchase Date. Unless otherwise approved by the Fund, all payments for purchases must be made by wire transfer to an account designated by State Street Bank and Trust Company. The deadline for wire transfers is 10:00 a.m. Eastern time on the Purchase Date. When the consideration is received by the Fund after the deadline, the purchase order will be rejected and will have to be resubmitted to the Fund on the next Purchase Date.

         Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Shareholders will be sent a statement of shares owned subsequent to each transaction.

REDEMPTION OF FUND SHARES

         Shares of the Fund may be redeemed on any day the New York Stock Exchange is open for business. The redemption price is the net asset value per share next determined after receipt by the Fund of the redemption request in "good order." Shares of the Fund will generally be redeemed by a distribution in cash; however, the Fund reserves the right to redeem shares by a distribution in kind of securities held by the Fund.

         Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Pricing of Fund Shares." Securities distributed by the Fund in kind will be selected by the Adviser in light of the Fund's investment objectives and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Shareholders who receive a distribution in kind should expect to incur transaction costs when converting such securities to cash.

         Payment on redemption will be made as promptly as possible and in any event within seven days after the requested date provided that the request is in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. When opening an account with the Fund, shareholders may be required to designate the account(s) to which funds may be transferred upon redemption.

         The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

DETERMINATION OF NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund share is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) once on each day which the Exchange is open (other than a day on which no shares of the Fund were tendered for redemption and no order to purchase shares was accepted by the Fund).

SHAREHOLDER VOTING RIGHTS

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote in the election of Trustees and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund will also be required by law to hold shareholder meetings for the adoption of any contract for which shareholder approval is required by the 1940 Act. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with State Street or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, stating that they wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Fund will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust or (ii) to establish, designate or modify new and existing series or classes of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations.

                                TAXATION OF FUND

         The taxation of Fund distributions is summarized in the Prospectus under the heading "Tax Consequences." The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies as a regulated investment company which is eligible for special federal income tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         In order to eliminate an excise tax liability imposed on certain undistributed income, the Fund must distribute prior to each calendar year end an amount equal to the sum of: (i) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 of such year, (ii) 98% of the Fund's ordinary income realized in such calendar year, and (iii) any undistributed income from the prior year. The Fund will be treated as having distributed on December 31 of a given year any dividend of ordinary income or capital gain net income that is declared and payable to shareholders of record on a date in October, November or December of such year and paid on or before January 31 of the next year. The Fund intends to make distributions which are necessary to eliminate such excise tax liability.

         Foreign currency exchange gain and loss arising from the Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts will generally be treated for federal income tax purposes as ordinary income or loss.

         The Fund's transactions, including hedging transactions, in options, futures contracts, forward contracts, short sales, spreads, straddles and foreign currencies will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

         Certain of the Fund's hedging activities, including its transactions in foreign currencies or foreign currency-denominated instruments, are likely to produce a difference between its book income and its taxable income. This difference may require the Fund to make distributions exceeding book income in order to qualify as a regulated investment company, or cause the Fund's distributions to exceed the Fund's taxable income. Distributions in excess of the Fund's earnings and profits will be treated as a non-taxable return of capital to the extent of the shareholder's tax basis in his or her shares and thereafter as capital gain.

         Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. If at the end of the Fund's taxable year more than 50% of the value of the Fund's total assets represents stock or securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any qualified foreign taxes it paid as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including, with respect to a credit, a holding period requirement), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the gains from disposition of the investment. This tax, however, can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein and in the Prospectus under the heading "Tax Consequences" to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

                                PERFORMANCE DATA

         From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate on the amount invested in the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund does not have a sales load or other charges paid by all shareholders that affect its calculation of total or average annual total return. Any quotation of total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

         The Fund's average annual total return since the commencement of its operations (December 14, 1990) through October 31, 1999 was 12.20%. The Fund's average annual total return for the one-year and five-year periods ended October 31, 1999 was 8.29% and 8.77%, respectively.

                                     EXPERTS


         The statement of assets and liabilities of The Baupost Fund as of October 31, 1999, including the schedule of investments, schedule of securities sold short, and schedule of forward foreign currency contracts, the related statement of operations for the year then ended and the related statement of changes in net assets for each of the two years in the period then ended incorporated by reference into this Statement of Additional Information, and the Financial Highlights for each of the five years then ended appearing in the Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, and is incorporated by reference herein, in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                         REPORT OF INDEPENDENT AUDITORS

         The Fund's audited financial statements for the fiscal year ended October 31, 1999 included in the Fund's Annual Report filed with the Securities and Exchange Commission ("SEC") on December 27, 1999 pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder is hereby incorporated into this Statement of Additional Information by reference.

                                THE BAUPOST FUND
                                  (THE "FUND")


                            PART C. OTHER INFORMATION
                                    -----------------


Item 23. Exhibits
         --------

A.       Agreement and Declaration of Trust.*

B.       By-laws of the Fund.**

C.       (i)  Portions of Agreement and Declaration of Trust relating to shareholders' rights.*

         (ii) Portions of By-laws relating to shareholders' rights.**

D. Management Contract dated as of January 2, 1998 between the Fund and The Baupost Group, L.L.C. ("Baupost").***

E.       None.

F.       None.

G.       Custodian Agreement between the Fund and State Street Bank and Trust
         Company.**

H.       (i)  Transfer Agency and Service Agreement between the Fund and State
              Street Bank and Trust Company.**

         (ii) Administrative Services Agreement dated as of January 2, 1998 between the Fund and The Baupost Group, L.L.C.***

I.       Opinion and Consent of Ropes & Gray.*

J.       Consent of Ernst & Young LLP.

---------------------
* Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement.
** Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement.
*** Incorporated by reference to Post-Effective Amendment No. 10 to
    Registrant's Registration Statement.

K.       None.

L.       Subscription Agreement.*

M.       None.

         Power of Attorney.

Item 24. Persons Controlled by or Under Common Control with the Fund
         -----------------------------------------------------------

         None.

Item 25. Indemnification
         ---------------

         Article VIII of the Fund's Agreement and Declaration of Trust (incorporated herein by reference as Exhibit A hereto) provides for indemnification of its Trustees and officers. The effect of the relevant section of Article VIII of the Agreement and Declaration of Trust is to provide indemnification for each of the Fund's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except that no Trustee or officer shall be indemnified against any liability to the Fund or its shareholders to which such Trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

-------------------
* Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement.

         The Fund, Baupost and their respective trustees, directors and officers are insured by a directors' and officers'/errors and omissions liability policy.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         The Baupost Group, L.L.C. ("Baupost") is the investment adviser to the Fund and other clients, and its business is summarized under the caption "Management of the Fund" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The business and other connections for the past two fiscal years of each officer of Baupost are listed below.


Name                                        Business and other connections
----                                        ------------------------------
Jordan J. Baruch                            Assistant Secretary, The Baupost Group, Inc., 44
  Member of Advisory Board                  Brattle Street, Cambridge, MA  02138; Owner, Jordan
                                            Baruch Associates, 1200 18th Street, N.W.,
                                            Washington, D.C. 20036.

Paul C. Gannon                              Chief Financial and Administrative Officer, Vice
  Chief Financial and Administrative        President, The Baupost Group, Inc., 44 Brattle
  Officer, Managing Director                Street, Cambridge, MA 02138; Limited Partner,
                                            Baupost Associates, 44 Brattle Street, Cambridge,
                                            MA 02138; Vice President, Treasurer and Clerk,
                                            Boston Sterling, Inc., 44 Brattle Street, Cambridge,
                                            MA 02138; Assistant Clerk, SAK Corporation, 44
                                            Brattle Street, Cambridge, MA 02138.

Seth A. Klarman                             Director, President, The Baupost Group, Inc., 44
  President, Member of Advisory Board       Brattle Street, Cambridge, MA 02138; Director,
                                            President, Boston Sterling, Inc., 44 Brattle
                                            Street, Cambridge, MA 02138; President, SAK
                                            Corporation, 44 Brattle Street, Cambridge, MA 02138.

Thomas Blumenthal                           Vice President, The Baupost Group, Inc., 44 Brattle
  Managing Director                         Street, Cambridge, MA  02138; Director, The Oberto
                                            Sausage Co., 7060 S. 235th Street, Kent, WA 98035;
                                            Director, Data Documents Holding, Inc., 4205 S.
                                            96th Street, Omaha, NE 68127; Director, Richey
                                            Electronics, Inc., 7441 Lincoln Way, Garden Grove, CA 92641.

William J. Poorvu                           Director, Chairman, The Baupost Group, Inc.,
  Chairman of Advisory Board                44 Brattle Street, Cambridge, MA 02138;
                                            Trustee/Director, Mass. Financial Services
                                            Group of Funds, 500 Boylston Street, Boston,
                                            MA 02116; Adjunct Professor, Harvard
                                            University Graduate School of Business
                                            Administration, Class of 1961 Adjunct
                                            Professor in Entrepreneurship, Boston, MA
                                            02138; Director, CBL Associates Properties,
                                            Inc., One Park Place, 6148 Lee Highway,
                                            Chattanooga, TN 37421; Sole Proprietor,
                                            William J. Poorvu, 44 Brattle Street, P.O.
                                            Box 380828, Cambridge, MA 02238; Partner,
                                            various private real estate partnerships.

Howard H. Stevenson                         Director, Vice Chairman, Treasurer, The
  Vice Chairman of Advisory Board           Baupost Group, Inc., 44 Brattle Street,
                                            Cambridge, MA 02138; Sarofim-Rock Professor,
                                            Harvard University Graduate School of
                                            Business Administration, Boston, MA 02138;
                                            Director, Landmark Communications, Inc., 150
                                            W. Brambleton Avenue, Norfolk, VA; Director,
                                            Camp, Dresser & McKee, One Cambridge Center,
                                            Cambridge, MA, 02142-1403; Director,
                                            Sheffield Steel Corp., 220 North Jefferson,
                                            Spring Sands, OK 74063. Trustee, various
                                            individual trusts; Director, African
                                            Communications Group, 28 Athens Street #1,
                                            Cambridge, MA; Director, Terry Hinge &
                                            Hardware, 14600 Arminta Street, Van Nuys, CA
                                            91402; Director, Gulf States Steel, 900 South
                                            Street, Waltham, MA

                                            02154; Director, Bessemer Securities
                                            Corporation, 600 Fifth Avenue, New York, NY
                                            10111; Director, Westboro Holdings LP, P.O.
                                            Box 277, Southboro, MA 01772; Director,
                                            Redline Communications, Markham, Ontario,
                                            Canada; Partner, various private investment
                                            partnerships.

Samuel Plimpton                             Vice President, The Baupost Group, Inc., 44
  Managing Director                         Brattle Street, Cambridge, MA 02138; General
                                            Partner, Brattle Advisors, L.P., 44 Brattle
                                            Street, Cambridge, MA 02138; Partner, various
                                            private real estate partnerships.

Scott. A. Stone                             Director of Compliance and Assistant Vice
  Director of Compliance,                   President, The Baupost Group, Inc.
  Vice President, Clerk



Item 27. Principal Underwriters
         ----------------------

         Not Applicable.

Item 28. Location of Accounts and Records
         --------------------------------

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by The Baupost Group, L.L.C., 44 Brattle Street, Cambridge, Massachusetts 02138. Records relating to the duties of the Registrant's custodian and transfer agent are maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


Item 29. Management Services
         -------------------

         Not Applicable.

Item 30. Undertakings
         ------------

         (a) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.


                                     NOTICE

         A copy of the Agreement and Declaration of Trust of The Baupost Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Fund by an officer of the Fund as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge and The Commonwealth of Massachusetts, on the 25th day of February, 2000.


                                                   THE BAUPOST FUND

                                                   By: /s/ Seth A. Klarman
                                                       ---------------------
                                                       Seth A. Klarman
                                                   Title:  President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                             Title                              Date
----------                             -----                              ----


/s/ Seth A. Klarman                    President (Principal               February 25, 2000
----------------------------           Executive Officer)
    Seth A. Klarman                    and Trustee



             *                         Trustee and Treasurer              February 25, 2000
----------------------------           (Principal Financial and
    William J. Poorvu                  Accounting Officer)



             *                         Trustee                            February 25, 2000
----------------------------
    Howard H. Stevenson



             *                         Trustee                            February 25, 2000
----------------------------
    Samuel Plimpton



             *                         Trustee                            February 25, 2000
----------------------------
    David Auerbach



             *                         Trustee                            February 25, 2000
----------------------------
    Robert Ackerman


             *                         Trustee                            February 25, 2000
----------------------------
    Eileen C. Shapiro



*By: /s/ Seth A. Klarman                                                  February 25, 2000
     -----------------------
     Seth A. Klarman
     Attorney-in-fact

                                THE BAUPOST FUND


                                Index to Exhibits








             Exhibit No.                   Description
             -----------                   -----------

                 J                      Auditor's Consent